UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐           Definitive Proxy Statement
☒          Definitive Additional Materials
☐           Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Lincoln National Corporation
______________________________
(Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box)
☒           No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.1

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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 (4)   Proposed maximum aggregate value of transaction:
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 (5)   Total fee paid:
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☐           Fee paid previously with preliminary materials.
☐           Check box if any part of the fee is offset as provided by Exchange Act Tule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid
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 (2)   Form, Schedule or Registration Statement No.:
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 (3)   Filing Party:
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 (4)   Date Filed:
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Lincoln National Corporation

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting
 to be Held on Thursday, May 24, 2012

The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/lnc

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting.

Lincoln National Corporation
If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 10, 2012 to facilitate timely delivery.

TO REQUEST PAPER COPIES OF PROXY MATERIALS:
(please reference your 11-digit control number when requesting materials)

By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file.

Telephone:   1-888-313-0164
     (outside of the U.S and Canada call 201-680-6688)

Email:             shrrelations@bnymellon.com
      (you must reference your 11-digit control number in your email)

Internet:         http://www.proxyvoting.com/lnc

TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares.

Dear Lincoln National Corporation Shareholders:

The 2012 Annual Meeting of Shareholders of Lincoln National Corporation (the “Company”) will be held at The Ritz-Carlton Hotel, 10 Avenue of the Arts, Philadelphia, Pennsylvania 19102, on Thursday, May 24, 2012, at 9:00 a.m. (local time).

Proposals to be considered at the 2012 Annual Meeting include:

(1)	to elect four Directors to serve until the 2015 Annual Meeting;
(2)	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012;
(3)	to approve an advisory resolution on the Company’s 2011 Executive Compensation as disclosed in the Proxy Statement; and
(4)	to consider and act upon such other matters as may properly come before the meeting.

The Board of Directors recommends a vote “FOR” each director and Items 2 and 3.

The Board of Directors has fixed the close of business on March 19, 2012 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER ê
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.	è

19461

Shareholders of record as of the Record Date are cordially invited to attend the Annual Meeting. You will need proof of ownership of the Company’s common stock to enter the meeting. Please refer to the Company’s proxy statement for further details on attending the Annual Meeting in person. Directions to attend the Annual Meeting, where you may vote in person, can be found on our website, www.lfg.com.

Meeting Location and Time:
The Ritz-Carlton Hotel
10 Avenue of the Arts
Philadelphia, PA 19102
9:00 a.m. (local time)

The following Proxy Materials are available for you to review online:
• the Company’s 2012 Proxy Statement (including all attachments thereto);
• the Company’s Annual Report for the year ended December 31, 2011 (which is not deemed to be part of the official proxy soliciting materials);
• the form of electronic proxy card; and
• any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials:
(you must reference your 11-digit control number located on the reverse side of this form)
Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 2016806688)
Email:	shrrelations@bnymellon.com (you must reference your 11-digit control number in your email)
Internet:	http://www.proxyvoting.com/lnc

The Proxy Materials for Lincoln National Corporation are available to review at:

http://www.proxyvoting.com/lnc

Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online,
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

HOW TO VOTE BY INTERNET

We encourage you to review the proxy materials online before voting.

On the landing page of the above website in the box labeled "To Vote Your Shares by Internet"
click on “Vote Now” to access the electronic proxy card and
vote your shares. Have this letter in hand when you access the website.

You will need to reference the 11digit control number located on the reverse side.